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                                                                   EXHIBIT 5(a)

NO.                                                                       SHARES
                                                             -------------

                         AIM CAPITAL DEVELOPMENT FUND
                                       OF
                            AIM EQUITY FUNDS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS
THIS CERTIFIES THAT:

                                                               CUSIP __________



is the holder of

    FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio of AIM EQUITY FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


[MARYLAND CORPORATE SEAL]

                 Dated                                 Countersigned:
                                                       A I M FUND SERVICES, INC.
                                                       Transfer Agent
[SEAL]                                                 (Houston, Texas)
        /s/ ROBERT H. GRAHAM )
                President    )
                             )
                             )  FOR THE DIRECTORS
                             )                       By
        /s/ CAROL F. RELIHAN )                         -------------------------
                Secretary    )                              Authorized Signature


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The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM       -as tenants in common
     TEN ENT       -as tenants by the entireties
     JT TEN        -as joint tenants with right of survivorship and not as
                    tenants in common

UNIF GIFT MIN ACT- ____________   Custodian ___________ under Uniform Gifts
                     (Cust)                   (Minor)

                   to Minors Act _______________________
                                         (State)

Additional abbreviations may also be used though not in the above list.




For value received, ___________________________ hereby sell, assign and transfer

       PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE

unto   /____________________________________/ _________________________________

Please print or type name and address including zip code of assignee.
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of common stock represented by the within certificate, and hereby irrevocably constitute and appoint _________________________________________________________

______________________________________________________________________  attorney to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated ______________________________________

____________________________________________

Signature guaranteed: ______________________


     Acceptable guarantors include banks, brokers-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.